UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2009

KEMET Corporation

(Exact name of registrant as specified in charter)

Delaware	0-20289	57-0923789
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2835 KEMET Way, Simpsonville, SC	29681
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (864) 963-6300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On November 11, 2009, KEMET Corporation (the “Company”) announced plans to add operations to its Monterrey, Mexico Guadalupe Campus for the manufacture of standard DC Film capacitors.  The added operations are intended to allow the Company’s Film & Electrolytic Business Group to better support demand for standard film capacitor products in the Americas region through improved logistical responsiveness.  In addition, the Company expects to realize lowered manufacturing costs through manufacturing in Monterrey, in which it will share the Guadalupe campus with the Company’s Ceramic Business Group, allowing for certain manufacturing synergies and the sharing of infrastructure costs.

A copy of this news release is filed as Exhibit 99.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d.)                                                                                                      Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release, dated November 11, 2009.

Signature

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 17, 2009	KEMET Corporation

	By:	/s/WILLIAM M. LOWE, JR.

William M. Lowe, Jr.

Executive Vice President and

Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

99.1	Press Release, dated November 11, 2009.